Park Sterling Corporation
2014Q3 Earnings Conference Call

(NASDAQ: PSTB)

PARKSTERLING
Answers You Can Bank On.SM

October 30, 2014

Forward Looking Statements and Non-GAAP Measures

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This presentation contains, and Park Sterling and its management may make, certain statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts and often use words such as "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," expect," "project," "predict," "estimate," "could," "should," "would," "will," "goal," "target" and similar expressions. These forward-looking statements express management's current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: failure to realize synergies and other financial benefits from the merger with Provident Community within the expected time frames; increases in expected costs or decreases in expected savings or difficulties related to merger integration matters; inability to identify and successfully negotiate and complete additional combinations with other potential merger partners or to successfully integrate such businesses into Park Sterling, including the company's ability to adequately estimate or to realize the benefits and cost savings from and limit any unexpected liabilities acquired as a result of any such business combinations; failure to generate an adequate return on investment related to the Richmond branches or other hiring initiatives; inability to generate future organic growth in loan balances or retail banking, wealth management, mortgage banking or capital markets results through the hiring of new personnel, development of new products, opening of de novo branches or otherwise; variability in the performance of covered loans and associated loss-share related expenses; the effects of negative or soft economic conditions, including stress in the commercial real estate markets or failure of continued recovery in the residential real estate markets; changes in consumer and investor confidence and the related impact on financial markets and institutions; changes in interest rates; failure of assumptions underlying noninterest expense levels; failure of assumptions underlying the establishment of allowances for loan losses; deterioration in the credit quality of the loan portfolio or in the value of the collateral securing those loans; deterioration in the value of securities held in the investment securities portfolio; the possibility of recognizing other than temporary impairments on holdings of collateralized loan obligation securities as a result of the Volcker Rule; the impacts on Park Sterling of a potential increasing rate environment; the potential impacts of any government shutdown or debt ceiling impasse, including the risk of a U.S. credit rating downgrade or default, or continued global economic instability, which could cause disruptions in the financial markets, impact interest rates, and cause other potential unforeseen consequences; fluctuations in the market price of the common stock, regulatory, legal and contractual requirements of Park Sterling, other uses of capital, the company's financial performance, market conditions generally, and future actions by the board of directors, in each case impacting repurchases of common stock or declaration of dividends; legal and regulatory developments, including changes in the federal risk-based capital rules; increased competition from both banks and nonbanks; changes in accounting standards, rules and interpretations, inaccurate estimates or assumptions in accounting, including acquisition accounting fair market value assumptions and accounting for purchased credit-impaired loans, and the impact on Park Sterling's financial statements; and management's ability to effectively manage credit risk, market risk, operational risk, legal risk, and regulatory and compliance risk.

You should not place undue reliance on any forward-looking statement and should consider all of the above uncertainties and risks, as well as those more fully discussed in any of Park Sterling's filings with the SEC. Forward-looking statements speak only as of the date they are made, and Park Sterling undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

NON-GAAP FINANCIAL MEASURES

Certain financial measures contained herein represent non-GAAP financial measures. For more information about these non-GAAP financial measures and the presentation of the most directly comparable financial measures calculated in accordance with GAAP and accompanying reconciliations, see the appendix in this presentation.

Third Quarter Highlights

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Strong Financial Performance and Advancement of Growth Initiatives (1)

- Reported strong operating results
  - Adjusted net income* of $4.0 million, or $0.09 per share
  - Record total revenues# of $23.9 million, representing 14% annualized growth rate
  - Record organic loan growth of $78.5 million, representing 21% annualized growth rate
  - Nonperforming assets to total assets decreased 2 basis points to 1.12%
  - Third consecutive quarter of net recoveries with annualized net loan losses of (0.20%) of average loans
  - Tangible common equity to tangible assets* of 10.06%
  - Tier 1 leverage ratio of 10.09%
  - Declared cash dividend on common shares of $0.02 per share (October 2014)
  - Renewed 2.2 million share repurchase program through November 1, 2016 (October 2014)
- Continued investment in key businesses
  - Completed operational conversion of Provident Community
  - Launched "Answers You Can Bank On℠" brand campaign
  - Announced location of second *de novo* branch in Greater Richmond market (October 2014)
  - Continue to selectively invest in experienced bankers
  - Continue to selectively invest in enhanced product and service offerings
- Focused on driving long-term shareholder value
  - Leverage recent investments in organic growth opportunities
  - Leverage capital by growing earning assets
  - Remain active in disciplined M&A discussions

*Unaudited. * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix). # Total revenues include net interest income and noninterest income.*
(1) Financial comparisons to June 30, 2014 and the three months then ended.

Building Brand Awareness

- Park Sterling has focused on building a highly respected regional community banking franchise since our August 2010 initial public offering
  - Return to soundness, profitability and growth
  - Diversified by geography and business mix
  - Noted for exceptional risk management, market management, product capabilities and customer service

- To achieve our vision we have
  - Focused on markets well known to management
  - Employed successful model of local market leadership supported by centralized product management
  - Utilized M&A to acquire core deposit franchises and build initial operating scale
  - Accelerated growth through *de novo* entry into attractive MSAs, product development and hiring initiatives

- We now offer
  - The premier regional community bank franchise headquartered in the Charlotte-Concord-Gastonia MSA
  - Attractive branch network extending through Upstate South Carolina into North Georgia
  - Strong origination capabilities in Richmond, Raleigh, Wilmington and Charleston
  - Broad product capabilities and superior talent



Richmond
95
VA
85
Raleigh
NC
Charlotte
Greenville
Rock Hill
Greenwood
85
26
SC
Wilmington
Charleston
GA
95
PSTB Branch (53)

Building Brand Awareness (continued)

- An effective brand must reflect the true attributes of your organization
  - Talent – our people offer a unique combination of large bank experience and local market expertise
  - Solutions – we provide a full range of financial services that you would typically find only at a large regional or national bank, yet we are small enough to tailor solutions to each customer
  - Personal service – as local bankers, we understand that customers expect us to provide personal attention to their financial needs

- An effective brand must also resonate with key constituents
  - Customers – desire trustworthy answers that recognize their needs and help them achieve their financial aspirations
  - Employees – desire the ability to deliver tailored financial solutions to their customers in a timely and competitive manner
  - Communities – desire local banks that are focused on strengthening the financial position of their citizens and institutions
  - Investors and regulators– desire banks that consistently deliver sound growth in a transparent manner

Brand articulation …

At Park Sterling Bank, we understand our customers are seeking solutions to meet their individual needs. We will provide our customers with smart, reliable and timely answers, and we will do so in a manner that shows a genuine interest in their success.

Brand tagline…

PARKSTERLING
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Sample branch collateral …


Answers You Can Bank On.℠
Turn your Debit Card on/off from your smartphone with our mobile app.
PARKSTERLING


Answers You Can Bank On.℠
Take a picture, pay a bill from your smartphone with Picture Pay on our mobile app.
PARKSTERLING

Campaign Overview

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A mobile app that lets you turn your Debit Card on and off?
Now that's an answer you can bank on.
PARKSTERLING
ParkSterlingBank.com


Don't settle for "one-size-fits-all" answers.
PARKSTERLING
ParkSterlingBank.com


Your money is at stake.
Pick one:
Impersonal Answers
Too-Small Answers
Too-Big Answers
Answers You Can Bank On℠
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ParkSterlingBank.com

Strategy

- Concentrated eight week campaign launched in early September and concluding before beginning of traditional holiday advertising "clutter"
- Focused on Charlotte and Greenville MSAs to leverage concentrated branch network and complement strong commercial, wealth and mortgage capabilities
- Cost-effective approach includes print, radio and digital components

Early Results

- Good press coverage in Charlotte, Upstate South Carolina and Richmond markets through print, radio and television interviews
- Positive anecdotal feedback from local customers, shareholders and competitors
- Early digital display feedback shows click through rate (CTR) at 0.10%, well above industry benchmark of 0.04%-0.06%

Earnings Profile

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Three Month Results

	2013Q3	2013Q4	2014Q1	2014Q2	2014Q3
Net Income					
Total interest income	$ 19,736	$ 19,602	$ 19,206	$ 21,157	$ 22,586
Total interest expense	1,422	1,900	1,931	2,078	1,854
Net interest income	18,314	17,702	17,275	19,079	20,732
Provision for loan losses	(419)	780	(17)	(365)	(484)
Net interest income after provision	18,733	16,922	17,292	19,444	21,216
Noninterest income	3,257	4,404	3,486	3,978	3,138
Noninterest expense	15,670	15,726	15,743	18,236	20,648
Pretax income	6,320	5,600	5,035	5,186	3,706
Income tax expense	2,106	1,561	1,480	1,760	1,254
Net income	$ 4,214	$ 4,039	$ 3,555	$ 3,426	$ 2,452
Net income per share	$ 0.10	$ 0.09	$ 0.08	$ 0.08	$ 0.06
Weighted average dilutive shares	*44,273,821*	*44,288,998*	*44,264,178*	*44,213,802*	*44,233,532*
Adjusted Net Income*					
Reported pretax income	$ 6,320	$ 5,600	$ 5,035	$ 5,186	$ 3,706
Plus: merger-related expenses	167	386	81	594	2,229
Less: (gain) loss on sale of securities	-	6	(276)	33	63
Adjusted pretax income	6,487	5,992	4,840	5,813	5,998
Income tax expense	2,162	1,697	1,414	1,972	2,030
Adjusted net income	$ 4,325	$ 4,295	$ 3,426	$ 3,841	$ 3,968
Adjusted net income per share	$ 0.10	$ 0.10	$ 0.08	$ 0.09	$ 0.09

- Net income of $2.5 million, or $0.06 per share, in 2014Q3 compared to $3.4 million, or $0.08 per share, in 2014Q2
  - Decrease driven primarily by $1.6 million (275%) increase in merger-related expenses to $2.2 million
- Adjusted net income* (excludes merger-related expenses and gain or loss on sale of securities) increased $127,000 (3%) to $4.0 million, or $0.09 per share, in 2014Q3 compared to $3.8 million, or $0.09 per share, in 2014Q2
  - Net interest income improved due to higher average earning assets, net interest margin and day count
  - Continued loan recoveries led to net release in provision for loan losses
  - Noninterest income improvements offset by increased amortization of indemnification asset and absence of 2014Q2 gain from sale of MasterCard shares
  - Noninterest expenses increased, driven by full quarter of both recent hiring initiatives and Provident Community results

*(Unaudited; 2013Q4 derived from audited financial statements; $ in thousands, except per share amounts. Net interest income includes accretion from purchase accounting adjustments associated with acquired loans.) * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the table above).*

Net Interest Income

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Three Month Results

	2013Q3	2013Q4	2014Q1	2014Q2	2014Q3
Average Balance					
Loans, including LHFS	$ 1,319,037	$ 1,310,381	$ 1,305,157	$ 1,397,158	$ 1,515,671
Marketable securities	343,816	356,930	399,208	428,996	488,596
Other earning assets	85,045	55,377	59,802	112,305	62,639
Total earning assets	1,747,898	1,722,688	1,764,167	1,938,459	2,066,906
Interest-bearing deposits	1,324,495	1,301,781	1,357,606	1,492,529	1,536,173
Borrowed funds	78,474	85,611	78,571	87,556	146,401
Total interest-bearing liabilities	1,402,969	1,387,392	1,436,177	1,580,085	1,682,574
Interest Income (Expense) (non-tax equivalent basis)					
Loans, including fees	$ 17,970	$ 17,753	$ 16,926	$ 18,734	$ 19,725
Marketable securities	1,681	1,784	2,193	2,285	2,735
Other earning assets	85	65	87	138	126
Total interest income	19,736	19,602	19,206	21,157	22,586
Interest expense - deposits	(854)	(1,332)	(1,378)	(1,443)	(1,341)
Interest expense - borrowed funds	(568)	(568)	(553)	(635)	(513)
Total interest expense	(1,422)	(1,900)	(1,931)	(2,078)	(1,854)
Net interest income	$ 18,314	$ 17,702	$ 17,275	$ 19,079	$ 20,732
Average Yield and Rate (non-tax equivalent basis)					
Loans, including fees	5.41%	5.38%	5.26%	5.38%	5.16%
Marketable securities	1.94%	1.98%	2.23%	2.14%	2.22%
Other earning assets	0.40%	0.47%	0.59%	0.49%	0.80%
Total earning assets	4.48%	4.51%	4.42%	4.38%	4.34%
Interest-bearing deposits	-0.26%	-0.41%	-0.41%	-0.39%	-0.35%
Borrowed funds	-2.87%	-2.63%	-2.85%	-2.91%	-1.39%
Total interest-bearing liabilities	-0.40%	-0.54%	-0.55%	-0.53%	-0.44%
Net interest spread	4.08%	3.97%	3.87%	3.85%	3.90%
Net interest margin	4.16%	4.08%	3.97%	3.95%	3.98%
Adjusted net interest margin*	4.04%	3.99%	3.97%	3.93%	3.95%

- Net interest income increased $1.7 million (9%) in 2014Q3 to $20.7 million
- Average earning assets increased $128.4 million (7%) to $2.07 billion driven by organic growth and a full quarter of Provident Community results
  - Average loans increased $118.5 million (8%) to $1.52 billion
  - Average marketable securities increased $59.6 million (14%) to $488.6 million
  - Average other earning assets decreased $49.7 million (44%) due to deployment into loans and marketable securities
- Net interest margin increased 3 basis points in 2014Q3 to 3.98%
  - Driven by 9 basis point decrease in cost of interest-bearing liabilities to 0.44% following redemption of subordinated debt on June 30, 2014
- Adjusted net interest margin* increased 2 basis points in 2014Q3 to 3.95%
  - Excludes accelerated accretion of $173,000 in 2014Q3 and $86,000 in 2014Q2

*(Unaudited; 2013Q4 derived from audited financial statements; $ in thousands, except per share amounts. Net interest income includes accretion from purchase accounting adjustments associated with acquired loans.) * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Noninterest Income

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Three Month Results

	2013Q3	2013Q4	2014Q1	2014Q2	2014Q3
Noninterest Income					
Service charges on deposit accts	$ 637	$ 629	$ 633	$ 1,001	$ 1,137
Mortgage banking income	401	777	244	653	822
Income from wealth mgmt activities	910	848	775	773	783
ATM and card income, net	639	555	548	726	631
Income from bank-owned life insurance (BOLI)	537	417	1,120	525	552
Income from capital markets activities	-	-	97	35	364
Gain (loss) on sale of securities	-	(6)	276	(33)	(63)
Amortization of indemnification asset	(45)	(218)	(482)	(738)	(1,345)
Other noninterest income	178	1,402	275	1,036	257
Total noninterest income	$ 3,257	$ 4,404	$ 3,486	$ 3,978	$ 3,138
Adjusted Noninterest Income*					
Total noninterest income	$ 3,257	$ 4,404	$ 3,486	$ 3,978	$ 3,138
Less: gain (loss) on sale of securities	-	6	(276)	33	63
Adjusted noninterest income	$ 3,257	$ 4,410	$ 3,210	$ 4,011	$ 3,201
Memo Items					
Discretionary assets held	$ 325,292	$ 345,916	$ 348,836	$ 389,752	$ 393,860
Non-discretionary assets held	481,642	193,485	99,413	49,711	48,419
Total wealth management assets	$ 806,934	$ 539,401	$ 448,249	$ 439,463	$ 442,279
Mortgage origination - purchase	$ 9,868	$ 8,129	$ 5,636	$ 21,354	$ 19,802
Mortgage origination - refinance	19,244	9,452	6,539	12,644	13,169
Mortgage origination - construction	11,097	10,654	11,882	21,405	21,029
Total mortgage origination	$ 40,209	$ 28,235	$ 24,057	$ 55,403	$ 54,000

Note: As previously disclosed, in 2013Q3 the company decided to exit the custody portion of our wealth management business. This decision, which led to the 90% decrease in non-discretionary assets held to $48.4 million in 2014Q3 from $481.6 million in 2013Q3, is estimated to have had a negative impact on existing noninterest income of approximately $170,000 per quarter from 2013Q3 baseline. Resources previously focused on the custody business have been redirected to the company's core asset management business. Management believes the resulting improvements to the company's risk-return profile will enhance long-term shareholder value.

- Noninterest income decreased $840,000 (21%) in 2014Q3 to $3.1 million
- Operating revenues generally strengthened as a result of organic growth, new product capabilities and a full quarter of Provident Community results, including
  - $136,000 (14%) increase in service charges
  - $169,000 (26%) increase in mortgage banking income (includes $80,000 linked-quarter decrease related to ASC 815-10-S99-1)
  - $329,000 (940%) increase in income from capital markets activities
  - $95,000 (13%) decrease in ATM and card income
- However, this improvement was more than offset by
  - $607,000 (82%) increase in expenses related to the FDIC indemnification asset and true-up liability due to lower expected loss share claims
  - Absence of $936,000 gain from selling Class A MasterCard shares in 2014Q2

(Unaudited; 2013Q4 derived from audited financial statements; $ in thousands)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the table above).*

Underlying Trends in Noninterest Income

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Three Month Results

	2013Q3	2013Q4	2014Q1	2014Q2	2014Q3
Noninterest Income Trends					
Total noninterest income	$ 3,257	$ 4,404	$ 3,486	$ 3,978	$ 3,138
Less: gain (loss) on sale of securities	-	6	(276)	33	63
Adjusted noninterest income*	3,257	4,410	3,210	4,011	3,201
Less: FDIC loss share related expenses[1]	45	218	482	738	1,345
Less: IPO underwriting fee settlement	-	(1,100)	-	-	-
Less: bank-owned life insurance death benefit	-	-	(651)	-	-
Less: gain on sale of MasterCard shares	-	-	-	(936)	-
Underlying noninterest income*	$ 3,302	$ 3,528	$ 3,041	$ 3,813	$ 4,546
Indemnification Asset					
Bank of Hiawassee	$ 8,098	$ 6,576	$ 6,478	$ 4,872	$ 3,406
New Horizons Bank	5,861	3,449	2,731	2,121	1,672
Total indemnification asset[2]	$ 13,959	$ 10,025	$ 9,209	$ 6,993	$ 5,078

1 - Amortization of indemnification assets and expense of true-up liabilities related to Bank of Hiawassee and New Horizons Bank loss share agreements.

2 - Includes FDIC indemnification asset and short-term receivable.

Park Sterling assumed two loss share agreements in conjunction with its acquisition of Citizens South Banking Corporation in October 2012, as follows:

- Bank of Hiawassee ($3.4 million in loss share related assets at 2014Q3; 67% of total)
  - Commercial loss share agreement expires in March 2015
  - Residential loss share agreement expires in March 2020
- New Horizons Bank ($1.7 million in loss share related assets at 2014Q3; 33% of total)
  - Commercial loss share agreement expires in April 2016
  - Residential loss share agreement expires in April 2021
- Covered loan breakdown at 2014Q3
  - Total covered commercial loans $31.4 million (63% of total)
  - Total covered consumer loans $18.4 million (37% of total)

- Adjusted noninterest income has included several infrequent items in recent quarters, as noted in previous earnings materials
  - 2013Q4: $1.1 million (non-taxable) gain settling contingent underwriting fee from Bank's 2010 public offering
  - 2014Q1: $651,000 (non-taxable) death benefit in BOLI income
  - 2014Q2: $936,000 (taxable) gain from selling Class A MasterCard shares
- In addition, loss share expenses have increased due to better loan performance than originally modeled (as well as increased certainty with approaching expiration of the related commercial agreements)
  - Requires amortization of the related indemnification assets and increased true-up liability expense
- These items collectively mask attractive trends in underlying noninterest income
  - $733,000 (19%) increase to $4.5 million in 2014Q3 from 2014Q2
  - $772,000 (25%) increase to $3.8 million in 2014Q2 from 2014Q1

(Unaudited; 2013Q4 derived from audited financial statements; $ in thousands)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the table above).*

Noninterest Expenses

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Three Month Results

	2013Q3	2013Q4	2014Q1	2014Q2	2014Q3
Noninterest Expenses					
Salaries and employee benefits	$ 8,606	$ 8,386	$ 9,228	$ 9,684	$ 10,240
Occupancy and equipment	1,861	1,941	2,005	2,249	3,527
Data processing and service fees	1,268	1,389	1,346	1,544	1,907
Legal and professional fees	732	655	661	1,122	887
Deposit charges and FDIC insurance	372	379	240	368	441
(Gain) loss on disposal of fixed assets	(2)	430	1	80	-
Communication fees	432	425	436	538	480
Postage and supplies	188	194	175	170	176
Loan and collection expense	556	411	288	304	298
Core deposit intangible amortization	257	257	257	317	347
Advertising and promotion	186	282	233	223	564
Net cost of operation of OREO	142	(48)	53	206	343
Other noninterest expense	1,072	1,025	820	1,431	1,438
Total noninterest expenses	$ 15,670	$ 15,726	$ 15,743	$ 18,236	$ 20,648
Memo Items					
Total noninterest expenses	$ 15,670	$ 15,726	$ 15,743	$ 18,236	$ 20,648
Merger-related expense	167	386	81	594	2,229
Adjusted noninterest expenses*	$ 15,503	$ 15,340	$ 15,662	$ 17,642	$ 18,419
Stock expense (non-cash)	$ 405	$ 307	$ 246	$ 285	$ 313
FTE headcount (#)	451	458	470	541	528

- Noninterest expenses increased $2.4 million (13%) in 2014Q3 to $20.6 million
  - Includes a $1.6 million (275%) increase in merger-related expenses to $2.2 million, reflecting the operational conversion and branch consolidation associated with Provident Community
- Adjusted noninterest expenses* (excludes merger-related expenses) increased $777,000 (4%) in 2014Q3 to $18.4 million
  - Salaries and employee benefits increased $524,000 (5%) due to a full quarter of recent hiring initiatives and the Provident Community merger
  - Occupancy and equipment increased $278,000 (12%), driven by Provident Community and the ATM refresh initiative
  - Advertising and promotion increased $290,000 (140%) due to the brand marketing initiative
  - Net cost of operation of OREO increased $129,000 (62%) due to an auction of several smaller properties
  - Other noninterest expense decreased $379,000 (27%) due, in part, to absence of prior quarter's true-up of franchise tax accruals

(Unaudited; 2013Q4 derived from audited financial statements; $ in thousands)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the table above).*

Hiring Initiatives Underlying Noninterest Expenses

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Three Month Results

	2013Q4	2014Q1	2014Q2	2014Q3
Headcount Additions				
Retail banking	2	1	-	-
Mortgage banking	-	2	3	1
Wealth management	-	5	3	2
Commercial banking	1	7	3	4
Capital markets	-	-	2	-
Other	1	1	-	-
Total headcount additions	4	16	11	7
Cummulative headcount additions	4	20	31	38
Estimated Impact on Compensation**				
Impact on quarter (est.)		$ 738	$ 1,316	$ 1,471

** Estimated base salary and benefits (excludes sign-on bonuses and incentive compensation, if any).

Noninterest Expense Expectations

	Low Range	High Range
As of 2013Q4 earnings call ...		
Expected increase (%)	7.0%	10.0%
Adjusted noninterest expenses*	$ 15,340	$ 15,340
Expected increase	1,074	1,534
Expected adjusted noninterest expenses	16,414	16,874
Provident Community impact ...		
Expected cost savings (%)	-40.0%	-40.0%
Quarterly noninterest expenses	$ 2,925	$ 2,925
Expected cost savings	(1,170)	(1,170)
Expected additional expenses	1,755	1,755
Expected expense range	$ 18,169	$ 18,629
Adjusted noninterest expenses* (2014Q3)	$ 18,419	

(Unaudited; $ in thousands)

* Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).

- Noninterest expense growth has been impacted by aggressive hiring initiatives over the last four quarters, but remains within the expected range indicated during our 2013Q4 earnings call
  - 38 total headcount additions in key origination and mid-office positions
  - $1.5 million estimated increase in quarterly compensation run-rate (excluding sign-on bonuses and incentive compensation accruals, if any)
  - Adjusted noninterest expense* of $18.4 million in 2014Q3 ... operating at midpoint of $18.2 million to $18.6 million expected range
- While these additions have enhanced revenue growth this year, most have not yet achieved expected break-even tenures
  - Mortgage bankers generally expected within 3-6 months
  - Capital markets bankers generally expected within 6-9 months
  - Wealth management officers generally expected within 6-18 months
  - Commercial bankers generally expected within 18-24 months
- We expect to continue selectively adding originators in key markets and product areas, but at a slower rate than experienced this year

Peer Group Comparisons – Earnings Profile

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Adjusted Return on Average Assets (%)* *(annualized)*



1.00
0.90
0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
-
0.87
0.88
0.70
0.71
0.68
0.85
0.83
0.73
0.63
0.42
0.91 0.79 0.62
0.81 0.70 0.42
0.86 0.74 0.64
0.92 0.76 0.63
2013Q3
2013Q4
2014Q1
2014Q2
2014Q3
75th %
50th %
25th %
PSTB (adj)*
PSTB

Adjusted Return on Average Equity (%)* *(annualized)*



10.00
9.00
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
-
6.63
6.47
5.23
5.79
5.79
6.46
6.09
5.43
5.16
3.58
8.91 7.33 6.14
6.92 5.77 4.09
8.14 6.89 5.96
8.68 7.10 5.94
2013Q3
2013Q4
2014Q1
2014Q2
2014Q3
75th %
50th %
25th %
PSTB (adj)*
PSTB

Adjusted Net Interest Margin (%)* *(annualized)*



5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
-
4.16
4.08
3.97
3.95
3.98
4.04
3.99
3.97
3.93
3.95
4.46 3.96 3.57
4.36 4.00 3.62
4.28 3.88 3.54
4.25 3.87 3.55
2013Q3
2013Q4
2014Q1
2014Q2
2014Q3
75th %
50th %
25th %
PSTB (adj)
PSTB

Cost of Interest Bearing Liabilities (%) *(annualized)*



0.90
0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
-
0.40
0.54
0.55
0.53
0.44
0.84 0.62 0.48
0.75 0.57 0.46
0.66 0.54 0.40
0.63 0.54 0.40
2013Q3
2013Q4
2014Q1
2014Q2
2014Q3
75th %
50th %
25th %
PSTB

Source: SNL and company data
* Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).

Peer group percentiles include publicly-held depository institutions identified in Appendix.

Balance Sheet Trends

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Period-End Balance Sheet Composition

	2013Q3	2013Q4	2014Q1	2014Q2	2014Q3
Cash and equivalents	$ 52,697	$ 55,067	$ 104,846	$ 69,020	$ 58,853
Total securities (including non-marketable)	361,837	407,368	396,760	474,740	494,456
Loans held for sale	3,070	2,430	2,063	6,388	4,763
Total loans	1,316,342	1,295,808	1,302,826	1,473,661	1,552,155
Allowance for loan losses	(8,652)	(8,831)	(9,076)	(9,178)	(9,458)
Premises and equipment, net	56,670	55,923	55,893	59,362	59,334
FDIC loss share receivable	13,959	10,025	9,209	6,993	5,078
OREO	14,881	14,492	15,526	16,069	13,334
Bank-owned life insurance	47,485	47,832	47,840	56,831	57,293
Deferred tax asset	38,528	36,318	34,183	37,958	37,869
Goodwill and intangibles	35,306	35,049	34,792	41,646	41,299
Other assets	7,768	9,309	10,382	12,022	11,279
Total assets	$1,939,891	$1,960,790	$2,005,244	$2,245,512	$2,326,255
Total deposits	1,555,963	1,599,885	1,637,461	1,862,707	1,864,608
Total borrowings	99,634	78,048	79,458	86,819	163,413
Other liabilities	24,541	20,774	22,359	26,476	27,100
Total liabilities	1,680,138	1,698,707	1,739,278	1,976,002	2,055,121
Shareholders' equity	259,753	262,083	265,966	269,510	271,134
Total liabilities and shareholders' equity	$1,939,891	$1,960,790	$2,005,244	$2,245,512	$2,326,255
Memo Items					
Covered loans	$ 76,035	$ 71,134	$ 65,173	$ 55,532	$ 49,834
Covered loans to total loans (%)	5.8%	5.5%	5.0%	3.8%	3.2%
Covered OREO	$ 6,173	$ 5,088	$ 6,652	$ 5,234	$ 4,703
Covered OREO to total OREO (%)	41.5%	35.1%	42.8%	32.6%	35.3%
Tangible book value per share*	$ 5.10	$ 5.16	$ 5.26	$ 5.19	$ 5.23
Tangible common equity to tangible assets*	11.78%	11.79%	11.73%	10.34%	10.06%
Period end dilutive shares	*44,007,484*	*43,960,270*	*43,930,017*	*43,914,300*	*43,919,348*

- Total assets increased $80.7 million (4%) in 2014Q3 to $2.33 billion due primarily to organic loan growth
  - Total loans, excluding LHFS, increased $78.5 million (5%, or 21% annualized) to $1.55 billion
  - Total securities increased $19.7 million (4%) to $494.5 million
  - Cash and equivalents decreased $10.2 million (15%) to $58.9 million due to deployment into loans and marketable securities
- Total liabilities increased $79.1 million (4%) in 2014Q3 to $2.06 billion, driven by an increase in total borrowings to support organic loan growth
- Total capital increased $1.6 million (1%) in 2014Q3 to $271.1 million, driven by retained earnings
  - Tangible common equity to tangible assets* remained strong at 10.06%
  - Tangible book value per share* increased to $5.23 due to retained earnings
  - Declared $0.02 per share dividend on common shares (October 2014)

(Unaudited; 2013Q4 derived from audited financial statements. $ in thousands)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Marketable Securities Portfolio

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Marketable Securities ($)



$500,000
$400,000
$300,000
$200,000
$100,000
$-
$355,032
$401,463
$391,518
$468,834
$484,725
2013Q3
2013Q4
2014Q1
2014Q2
2014Q3
Total securities

Securities Mix by Type (%)



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2013Q3: 1.9% 4.7% 20.5% 17.6% 24.5% 31.3%
2013Q4: 1.7% 4.1% 19.3% 15.4% 27.1% 32.9%
2014Q1: 1.6% 3.3% 19.5% 16.0% 27.3% 32.7%
2014Q2: 2.1% 2.7% 17.7% 13.6% 31.8% 32.5%
2014Q3: 1.2% 2.7% 12.0% 13.1% 32.4% 39.1%
Agency pass-through
Agency CMO
CMBS
ABS
Municipal
Other

Securities Mix by Accounting Designation (%)



100%
50%
0%
2013Q3: 7.5% 92.5%
2013Q4: 12.9% 87.1%
2014Q1: 13.1% 86.9%
2014Q2: 25.4% 74.6%
2014Q3: 24.2% 75.8%
% AFS securities
% HTM securities

- Marketable securities increased $15.9 million (3%) to $484.7 million in 2014Q3 due to deployment of cash
  - Agency pass-through increased from 32.5% to 39.1% of total as a result of increased focus on strong cash flow investments
  - ABS concurrently decreased from 17.7% to 12.0% of total as a result of a price risk reduction strategy
  - HTM decreased slightly from 25.4% to 24.2% of total securities
- Asset-backed securities included two CLOs totaling $14.8 million in FMV at 2014Q3 that do not currently comply with the Volcker Rule
  - Potential OTTI for ineligible bonds $179,000 (if not compliant prior to April 2017 deadline)

(Unaudited; 2013Q4 derived from audited financial statements. $ in thousands)
AFS securities reported at fair market value. HTM securities reported at amortized cost.

Financial Review:

Loan Portfolio (excluding LHFS)

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Loans by Accounting Designation($)



$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
$1,316,342
$184,762
$433,695
$697,885
$1,295,808
$163,787
$404,440
$727,581
$1,302,826
$149,502
$375,675
$777,649
$1,473,661
$163,213
$409,558
$900,890
$1,552,155
$148,669
$387,989
$1,015,497
2013Q3
2013Q4
2014Q1
2014Q2
2014Q3
Non-acquired loans
Acquired performing loans
Acquired PCI loans

Loan Mix by Type (%)



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
5.7%
11.1%
13.3%
10.8%
28.3%
30.8%
5.0%
11.1%
13.4%
11.0%
29.5%
30.1%
5.0%
11.0%
13.2%
9.4%
31.5%
29.9%
5.6%
10.4%
13.2%
9.1%
31.0%
30.6%
5.8%
10.0%
12.8%
9.1%
29.8%
32.5%
2013Q3
2013Q4
2014Q1
2014Q2
2014Q3
C&I and Owner-Occupied
CRE - Investor
AC&D
Resi Mortgage
HELOC
Other

- Total loans, excluding loans held for sale, increased $78.5 million (5%, or 21% annualized) in 2014Q3 to $1.55 billion
  - Driven by continued strength in new origination activity, primarily in our Metro Markets
- In terms of loans by accounting designation in 2014Q3
  - Non-acquired loans increased $114.6 million (13%) to $1.02 billion, driven by new origination activity and continued transfers from acquired performing loans
  - Acquired performing loans decreased $21.6 million (5%) to $388.0 million, driven by normal runoff and transfers to non-acquired loans
  - Acquired purchase credit impaired (PCI) loans decreased $14.5 million (9%) to $148.7 million, driven by normal runoff
- In terms of loan mix by type in 2014Q3
  - C&I and Owner-Occupied increased from 30.6% to 32.5% of total loans
  - CRE-Investor decreased from 31.0% to 29.8% of total loans
  - AC&D remained at 9.1% of total loans
  - Residential mortgage decreased from 13.2% to 12.8% of total loans
  - HELOC decreased from 10.4% to 10.0% of total loans
  - Other loans increased from 5.6% to 5.8% of total loans

(Unaudited; 2013Q4 derived from audited financial statements. $ in thousands)
Loan mix excludes deferred costs (fees).

Loan Production (excluding LHFS)

Loans by Market Segment

	2013Q3	2013Q4	2014Q1	2014Q2	2014Q3
Metro markets	$ 571,527	$ 579,505	$ 603,628	$ 707,183	$ 784,099
Community markets	426,282	414,231	400,121	418,735	411,861
Central business units	318,533	302,071	299,077	347,743	356,195
Total loans	$1,316,342	$1,295,808	$1,302,826	$1,473,661	$1,552,155

Note: 2014Q2 results restated from prior earnings release to allocate acquired Provident Community loans ($100,051) into appropriate categories and therefore allow comparative analysis.

Quarterly Commercial Loan Production ($ in thousands)


$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
9 Months 2013
$246.4 million
+ $93.9MM (38%)
9 Months 2014
$340.3 million
$63,306
$82,967
$100,122
$67,167
$79,355
$124,934
$136,054
2013Q1
2013Q2
2013Q3
2013Q4
2014Q1
2014Q2
2014Q3

Quarterly Retail Loan Production ($ in thousands)


$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
9 Months 2013
$11.8 million
+ $27.3MM (231%)
9 Months 2014
$39.2 million
$3,024
$4,097
$4,717
$5,260
$10,500
$16,458
$12,207
2013Q1
2013Q2
2013Q3
2013Q4
2014Q1
2014Q2
2014Q3

- Total loans increased $78.5 million (5%, or 21% annualized) in 2014Q3 to $1.55 billion
  - Metro markets reported a $76.9 million (43% annualized) increase to $784.1 million
  - Community markets reported a $6.9 million (7% annualized) decrease to $411.9 million
  - Central business units reported an $8.5 million (10% annualized) increase to $356.2 million
- Hiring and training initiatives continue to drive improved loan production relative to prior year in both commercial and retail/small business activities
  - Commercial loan production increased $93.9 million (38%) to $340.3 million through first nine months of 2014
  - Retail loan production increased $27.3 million (231%) to $39.2 million through first nine months of 2014

(Unaudited; 2013Q4 derived from audited financial statements. $ in thousands) Commercial loan production includes all commercial loan funding and committed draw requests from Builder Finance.
** Note: 2014Q2 results include $25.6 million transfer from Metro markets to Central business unit reflecting new Wealth/Private Banking organization.*

Funding Profile

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Funding Profile

	2013Q3	2013Q4	2014Q1	2014Q2	2014Q3
Deposit Mix					
Noninterest bearing DDA	$ 262,114	$ 255,861	$ 265,929	$ 331,866	$ 322,097
MMDA, NOW and savings accounts	729,209	735,755	772,263	878,389	920,310
Time deposits < $250,000	424,947	404,323	385,027	461,208	429,689
Core deposits	1,416,270	1,395,939	1,423,219	1,671,463	1,672,096
Time deposits > $250,000	43,108	37,676	51,047	48,088	52,921
Brokered IND[1]	-	63,841	62,901	63,681	64,138
Brokered time deposits	96,585	102,429	100,294	79,475	75,453
Total deposits	$1,555,963	$1,599,885	$1,637,461	$1,862,707	$1,864,608
Borrowings and Shareholders' Equity					
Short-term borrowings	$ 2,702	$ 996	$ 2,287	$ 8,575	$ -
FHLB advances	75,000	55,000	55,000	55,000	140,000
Subordinated debt	21,932	22,052	22,171	23,244	23,413
Total borrowings	$ 99,634	$ 78,048	$ 79,458	$ 86,819	$ 163,413
Preferred equity	$ -	$ -	$ -	$ -	$ -
Common equity	259,753	262,083	265,966	269,510	271,134
Total shareholders' equity	$ 259,753	$ 262,083	$ 265,966	$ 269,510	$ 271,134
Memo Items					
Noninterest bearing DDA to total deposits	16.8%	16.0%	16.2%	17.8%	17.3%
Core deposits to total deposits	91.0%	87.3%	86.9%	89.7%	89.7%
Brokered deposits[2] to total deposits	6.2%	10.4%	10.0%	7.7%	7.5%
Wholesale funding[3] ratio	11.85%	14.56%	14.13%	11.80%	14.94%
Tangible common equity to tangible assets*	11.78%	11.79%	11.73%	10.35%	10.06%

1 - Brokered IND is an MMDA/DDA sweep program offered through Promontory Interfinancial to broker-dealers.
2 - Brokered deposits include brokered IND and brokered time deposits.
3 - Wholesale funding ratio calculated as brokered deposits plus total borrowings to total deposits plus total borrowings.

- Total deposits increased $1.9 million (0%) to $1.86 billion at 2014Q3
  - Noninterest bearing decreased $9.8 million (3%)
  - MMDA, NOW and savings increased $41.9 million (5%)
  - Total time deposits decreased $30.7 million (5%)
  - Core deposits remain at 89.7% of total deposits
  - Brokered deposits decreased to 7.5% of total deposits
- Other funding activity in 2014Q3 included
  - Total borrowings increased $76.6 million (88%) to $163.4 million as FHLB borrowings were utilized to fund loan growth and repay more costly time deposits
    - Wholesale funding ratio increased from 11.80% to 14.94%
  - Total shareholders' equity increased $1.6 million (1%) to $271.1 million, driven by retained earnings

(Unaudited; 2013Q4 derived from audited financial statements. $ in thousands)
* Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).

Peer Group Comparisons – Capital and Liquidity

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Tier 1 Leverage Ratio (%)


14.00
12.00
10.00
8.00
6.00
4.00
2.00
-
11.11
11.63
11.73
10.60
10.09
11.23 10.55 9.50
11.26 10.16 8.82
11.32 10.14 8.51
11.42 10.31 8.71
2013Q3
2013Q4
2014Q1
2014Q2
2014Q3
75th %
50th %
25th %
PSTB

Reliance on Wholesale Funding (%)


18.00
16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
-
11.85
14.56
14.13
11.80
14.94
15.56 10.18 6.16
15.94 10.35 7.56
15.60 9.80 7.31
15.47 10.44 8.83
2013Q3
2013Q4
2014Q1
2014Q2
2014Q3
75th %
50th %
25th %
PSTB

Tangible Common Equity* / Tangible Assets* (%)


14.00
12.00
10.00
8.00
6.00
4.00
2.00
-
11.78
11.79
11.73
10.34
10.06
9.21 8.19 7.04
9.19 8.16 7.23
9.58 8.42 7.32
9.78 8.69 7.62
2013Q3
2013Q4
2014Q1
2014Q2
2014Q3
75th %
50th %
25th %
PSTB

On-Hand Liquidity#/Liabilities (%)


25.00
20.00
15.00
10.00
5.00
-
18.21
20.53
20.77
18.44
18.70
15.40 13.78 9.99
15.24 12.66 9.98
15.80 13.45 10.35
14.95 12.78 8.27
2013Q3
2013Q4
2014Q1
2014Q2
2014Q3
75th %
50th %
25th %
PSTB

Source: SNL and company data # On-hand liquidity includes interest –bearing balances, securities and Fed funds sold, less Fed funds purchased and pledged securities. * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).

Peer group percentiles include publicly-held depository institutions identified in Appendix.

Asset Quality

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Asset Quality Trends

	2013Q3	2013Q4	2014Q1	2014Q2	2014Q3
Asset Quality Measures					
Nonaccrual loans	$ 6,778	$ 8,428	$ 5,092	$ 5,205	$ 5,894
Troubled debt restructurings	7,527	3,854	3,562	3,550	4,315
Loans 90+-days past due, and still accruing	357	17	493	775	2,485
Nonperforming loans	14,662	12,299	9,147	9,530	12,694
OREO (covered and non-covered)	14,881	14,492	15,526	16,069	13,334
Nonperforming assets	$ 29,543	$ 26,791	$ 24,673	$ 25,599	$ 26,028
Nonperforming loans to total loans (%)	1.11%	0.95%	0.70%	0.65%	0.82%
Nonperforming assets to total assets (%)	1.52%	1.37%	1.23%	1.14%	1.12%
Net charge-offs (recoveries)	$ 1,776	$ 805	$ (549)	$ (460)	$ (764)
Annualized net charge-offs to average loans (%)	0.53%	0.24%	-0.17%	-0.13%	-0.20%
OREO Analysis					
Beginning OREO	$ 16,283	$ 14,881	$ 14,492	$ 15,526	$ 16,069
Additions	2,659	3,269	3,547	1,734	1,371
Acquired OREO	-	-	-	3,026	-
Write-downs	(139)	(242)	(146)	(210)	(369)
Sales	(3,922)	(3,416)	(2,367)	(4,007)	(3,737)
Ending OREO	$ 14,881	$ 14,492	$ 15,526	$ 16,069	$ 13,334
Memo: Covered OREO	$ 6,173	$ 5,088	$ 6,652	$ 5,234	$ 4,703
Memo: Covered OREO to Total OREO (%)	41.5%	35.1%	42.8%	32.6%	35.3%

- Asset quality ratios remain at attractive levels
  - Nonperforming loans increased $3.2 million (33%) in 2014Q3 to $12.7 million, representing a 17 basis point increase to 0.82% of total loans
    - Includes $1.8 million 90+ day past due loan that was repaid in full on October 1, 2014 … ratio decreases to 0.70% with this payoff
  - Nonperforming assets increased $429,000 (2%) in 2014Q3 to $26.0 million, but decreased 2 basis points to 1.12% of total assets
    - Includes $1.8 million 90+ day past due relationship that repaid in full on October 1, 2014 … ratio decreases to 1.04% with this payoff
    - Includes $4.7 million of covered OREO, which represents 35% of total OREO
  - Reported net recovery of $764,000, or 0.20% of total loans (annualized) in 2014Q3
    - Represents third consecutive quarter of net recoveries

(Unaudited; 2013Q4 derived from audited financial statements. $ in thousands)

Allowance for Loan Losses and FMV Adjustments

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Allowance for Loan Losses and FMV Adjustments

	2013Q3	2013Q4	2014Q1	2014Q2	2014Q3
Allowance for Loan Losses					
Quantitative ("FAS 5")	$ 6,259	$ 6,491	$ 6,540	$ 6,197	$ 4,539
Qualitative ("FAS 5")	1,441	1,096	1,300	2,022	3,582
Specific ("FAS 114")	946	884	713	959	1,337
PCI loan impairments ("SOP 03-3")	6	360	523	-	-
Ending Balance	$ 8,652	$ 8,831	$ 9,076	$ 9,178	$ 9,458
Acquired Loan Fair Market Value (FMV) Adjustments					
Performing acquired loans	$ 436,375	$ 406,369	$ 377,593	$ 411,601	$ 389,702
Less: remaining FMV adjustments	(5,269)	(4,408)	(3,978)	(4,056)	(3,594)
Performing acquired loans, net	431,106	401,961	373,615	407,545	386,108
FMV adjustments %	*-1.21%*	*-1.08%*	*-1.05%*	*-0.99%*	*-0.92%*
PCI loans	134,202	116,342	106,983	136,816	126,497
Less: remaining FMV adjustments	(22,187)	(20,512)	(19,638)	(26,415)	(24,972)
PCI loans, net	112,015	95,830	87,345	110,401	101,525
FMV adjustments %	*-16.53%*	*-17.63%*	*-18.36%*	*-19.31%*	*-19.74%*
Covered (performing and PCI)	89,269	83,300	75,265	65,351	59,441
Less: remaining FMV adjustments	(13,933)	(12,864)	(11,048)	(10,526)	(10,416)
Covered, net	75,336	70,436	64,217	54,825	49,025
FMV adjustments %	*-15.61%*	*-15.44%*	*-14.68%*	*-16.11%*	*-17.52%*
Total acquired loans, net	$ 618,457	$ 568,227	$ 525,177	$ 572,771	$ 536,658
Memo Items					
Total loans, excluding LHFS	$1,316,342	$1,295,808	$1,302,826	$1,473,661	$1,552,155
ALLL to total loans (%)	0.66%	0.68%	0.70%	0.62%	0.61%
Aggregate FMV adjustment	$ 41,389	$ 37,784	$ 34,664	$ 40,997	$ 38,982
Adjusted allowance*	$ 50,041	$ 46,615	$ 43,740	$ 50,175	$ 48,440
Adjusted allowance to total loans* (%)	3.80%	3.60%	3.36%	3.40%	3.12%
Accretion to interest income	$ 3,591	$ 3,702	$ 3,692	$ 4,268	$ 4,096
Reclass to (from) non-accretable difference	(1,699)	(4,698)	(4,504)	(1,829)	(1,933)
Increase from Provident Community	-	-	-	7,179	-
Period end accretable yield	39,703	39,249	41,084	45,659	44,045

- Remain comfortable with allowance for loan losses and remaining acquisition accounting FMV adjustments for acquired loans
- Allowance for loan losses increased $280,000 (3%) in 2014Q3 to $9.5 million
  - Allowance for loan losses to total loans decreased 1 basis point to 0.61%
  - 35% of total loans remain subject to acquisition accounting FMV adjustments
- Remaining acquisition accounting FMV adjustments for acquired loans decreased $2.0 million (5%) in 2014Q3 to $39.0 million
  - FMV adjustments to acquired loans increased 11 basis points to 7.26%
  - Combined allowance and FMV adjustments to total loans decreased 28 basis points to 3.12%*
- Period end accretable yield decreased $1.6 million (4%) in 2014Q3 to $44.0 million
  - Aggregate PCI loans continue to perform well

(Unaudited; 2013Q4 derived from audited financial statements; $ in thousands) *Non-GAAP measure, provided as supplemental information for comparing combined allowance and FMV adjustments to combined acquired and non-acquired loan portfolios. FMV adjustments are available for losses only on acquired loans. Reconciliation to closest GAAP measure provided in Appendix. Covered loans exclude acquired performing reclassified as non-acquired.

Peer Group Comparisons – Asset Quality

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NPLs to Total Loans (%)



4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
-
3.97 2.32 1.30
4.01 2.28 1.37
3.77 2.17 1.21
3.59 1.84 1.35
1.11
0.95
0.70
0.65
0.82
2013Q3
2013Q4
2014Q1
2014Q2
2014Q3
75th %
50th %
25th %
PSTB

NPAs to Total Assets (%)



5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
-
4.56 2.28 1.64
4.12 2.18 1.58
3.54 2.07 1.50
3.26 2.00 1.41
1.52
1.37
1.23
1.14
1.12
2013Q3
2013Q4
2014Q1
2014Q2
2014Q3
75th %
50th %
25th %
PSTB

Allowance for Loan Losses to Total Loans (%)



4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
-
3.80
3.60
3.36
3.40
3.12
2.06 1.56 1.21
2.05 1.42 1.19
2.03 1.37 1.15
1.76 1.34 1.07
0.66
0.68
0.70
0.62
0.61
2013Q3
2013Q4
2014Q1
2014Q2
2014Q3
75th %
50th %
25th %
PSTB - Adjusted*
PSTB

Annualized NCOs to Average Loans (%)



0.60
0.50
0.40
0.30
0.20
0.10
-
(0.10)
(0.20)
(0.30)
0.53
0.25
0.24
0.24
0.54 0.33 0.15
0.51 0.41 0.11
0.35 0.13 0.02
0.28 0.15 0.09
(0.17)
(0.22)
(0.13)
(0.13)
(0.20)
(0.20)
2013Q3
2013Q4
2014Q1
2014Q2
2014Q3
75th %
50th %
25th %
PSTB - Adjusted*
PSTB

Source: SNL and company data *Non-GAAP measure; adjusted allowance is provided as supplemental information for comparing the combined allowance and FMV adjustments to the combined acquired and non-acquired loan portfolios. FMV adjustments are available for losses only on acquired loans. Reconciliation to closest GAAP measure provided in Appendix.

Peer group percentiles include publicly-held depository institutions identified in Appendix.

Closing Comments

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Strong Financial Performance and Advancement of Growth Initiatives (1)

- ❑ Reported strong operating results
  - Adjusted net income* of $4.0 million, or $0.09 per share
  - Record total revenues# of $23.9 million, representing 14% annualized growth rate
  - Record organic loan growth of $78.5 million, representing 21% annualized growth rate
  - Third consecutive quarter of net recoveries with annualized net loan losses of (0.20%) of average loans
  - Tangible common equity to tangible assets* of 10.06%
  - Declared cash dividend on common shares of $0.02 per share (October 2014)
  - Renewed 2.2 million share repurchase program through November 1, 2016 (October 2014)

- ❑ Focused on driving long-term shareholder value
  - Enhance brand awareness to support organic growth
  - Leverage investment in recent hiring initiatives
  - Leverage capital by growing earning assets
  - Remain active in disciplined M&A discussions



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ParkSterlingBank.com

*Unaudited. * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix). # Total revenues include net interest income and noninterest income.*
(1) Financial comparisons to June 30, 2014 and the three months then ended.

Reconciliation of Non-GAAP Measures

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PARK STERLING CORPORATION
RECONCILIATION OF NON-GAAP MEASURES
($ in thousands, except per share amounts)
(three month and period end results unless otherwise stated)

	September 30, 2014 (Unaudited)	June 30, 2014 (Unaudited)	March 31, 2014 (Unaudited)	December 31, 2013 (Unaudited)	September 30, 2013 (Unaudited)
Adjusted net income (three months)					
Pretax income (as reported)	$ 3,706	$ 5,186	$ 5,035	$ 5,600	$ 6,320
Plus: merger-related expenses	2,229	594	81	386	167
(gain) loss on sale of securities	63	33	(276)	6	-
Adjusted pretax income	5,998	5,813	4,840	5,992	6,487
Tax expense	2,030	1,972	1,414	1,697	2,162
Adjusted net income available to common shareholders	$ 3,968	$ 3,841	$ 3,426	$ 4,295	$ 4,325
Divided by: weighted average diluted shares	44,233,532	44,213,802	44,264,178	44,288,998	44,273,821
Adjusted net income available to common shareholders per share	$ 0.09	$ 0.09	$ 0.08	$ 0.10	$ 0.10
Estimated tax rate	*33.85%*	*33.93%*	*29.21%*	*28.32%*	*33.40%*
Adjusted net interest margin					
Net interest income (as reported)	$ 20,732	$ 19,079	$ 17,275	$ 17,702	$ 18,314
Less: accelerated mark accretion	(173)	(86)	(18)	(365)	(529)
Adjusted net interest income	20,559	18,993	17,257	17,337	17,785
Divided by: average earning assets	2,066,906	1,938,459	1,764,187	1,722,688	1,747,886
Multiplied by: annualization factor	3.97	4.01	4.06	3.97	3.97
Adjusted net interest margin	3.95%	3.93%	3.97%	3.99%	4.04%
Net interest margin	3.98%	3.95%	3.97%	4.08%	4.16%
Adjusted noninterest income					
Noninterest income (as reported)	$ 3,138	$ 3,978	$ 3,486	$ 4,404	$ 3,257
Less: (gain) loss on sale of securities	63	33	(276)	6	-
Adjusted noninterest income	$ 3,201	$ 4,011	$ 3,210	$ 4,410	$ 3,257
Adjusted noninterest expense					
Noninterest expense (as reported)	$ 20,648	$ 18,236	$ 15,743	$ 15,726	$ 15,670
Less: merger-related expenses	(2,229)	(594)	(81)	(386)	(167)
Adjusted noninterest expense	18,419	17,642	15,662	15,340	15,503
Adjusted return on average assets					
Adjusted net income available to common shareholders	$ 3,968	$ 3,841	$ 3,426	$ 4,295	$ 4,325
Divided by: average assets	2,304,501	2,168,914	1,976,654	1,936,759	1,967,904
Multiplied by: annualization factor	3.97	4.01	4.06	3.97	3.97
Adjusted return on average assets	0.68%	0.71%	0.70%	0.88%	0.87%
Return on average assets	0.42%	0.63%	0.73%	0.83%	0.85%
Adjusted return on average equity					
Adjusted net income available to common shareholders	$ 3,968	$ 3,841	$ 3,426	$ 4,295	$ 4,325
Divided by: average common equity	271,853	266,304	265,544	263,217	258,860
Multiplied by: annualization factor	3.97	4.01	4.06	3.97	3.97
Adjusted return on average equity	5.79%	5.78%	5.23%	6.47%	6.63%
Return on average equity	3.58%	5.16%	5.43%	6.09%	6.46%

(Unaudited; $ in thousands)

Non-GAAP Financial Measures

Tangible assets, tangible common equity, tangible book value, adjusted net income available to common shareholders, adjusted net interest margin, adjusted noninterest income, adjusted noninterest expenses, adjusted allowance for loan losses, adjusted net charge-offs (recoveries), and related ratios and per share measures, including adjusted return on average assets and adjusted return on average equity, as used throughout this presentation, are non-GAAP financial measures. Management uses (i) tangible assets, tangible common equity and tangible book value (which exclude goodwill and other intangibles from equity and assets), and related ratios, to evaluate the adequacy of shareholders' equity and to facilitate comparisons with peers; (ii) adjusted allowance for loan losses (which includes net FMV adjustments related to acquired loans) as supplemental information for comparing the combined allowance and fair market value adjustments to the combined acquired and non-acquired loan portfolios (fair market value adjustments are available only for losses on acquired loans); (iii) adjusted net charge-offs/ recoveries (which exclude the impact of acquisition accounting related to PCI loans) to evaluate both its asset quality and asset quality trends, and to facilitate comparisons with peers; and (iii) adjusted net income, adjusted noninterest income and adjusted noninterest expenses (which exclude merger-related expenses and gain or loss on sale of securities, as applicable), adjusted net interest margin (which excludes accelerated accretion of net acquisition accounting fair market value adjustments), and adjusted return on average assets and adjusted return on average equity (which exclude merger-related expenses and gain on or loss sale of securities) to evaluate core earnings and to facilitate comparisons with peers.

Reconciliation of Non-GAAP Measures

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PARK STERLING CORPORATION
RECONCILIATION OF NON-GAAP MEASURES
($ in thousands, except per share amounts)
(three month and period end results unless otherwise stated)

	September 30, 2014 (Unaudited)	June 30, 2014 (Unaudited)	March 31, 2014 (Unaudited)	December 31, 2013 (Unaudited)	September 30, 2013 (Unaudited)
Tangible common equity to tangible assets					
Total assets	$ 2,326,255	$ 2,245,512	$ 2,005,244	$ 1,960,790	$ 1,939,891
Less: intangible assets	(41,299)	(41,646)	(34,792)	(35,049)	(35,306)
Tangible assets	$ 2,284,956	$ 2,203,866	$ 1,970,452	$ 1,925,741	$ 1,904,585
Total common equity	$ 271,134	$ 269,510	$ 265,966	$ 262,083	$ 259,753
Less: intangible assets	(41,299)	(41,646)	(34,792)	(35,049)	(35,306)
Tangible common equity	$ 229,835	$ 227,864	$ 231,174	$ 227,034	$ 224,447
Tangible common equity	$ 229,835	$ 227,864	$ 231,174	$ 227,034	$ 224,447
Divided by: tangible assets	$ 2,284,956	$ 2,203,866	$ 1,970,452	$ 1,925,741	$ 1,904,585
Tangible common equity to tangible assets	10.06%	10.34%	11.73%	11.79%	11.78%
Common equity to assets	11.66%	12.00%	13.26%	13.37%	13.39%
Tangible book value per share					
Issued and outstanding shares	44,850,813	44,833,516	44,726,416	44,730,669	44,761,384
Less: nondilutive restricted stock awards	(931,465)	(919,216)	(796,399)	(770,399)	(753,900)
Period end dilutive shares	43,919,348	43,914,300	43,930,017	43,960,270	44,007,484
Tangible common equity	$ 229,835	$ 227,864	$ 231,174	$ 227,034	$ 224,447
Divided by: period end dilutive shares	43,919,348	43,914,300	43,930,017	43,960,270	44,007,484
Tangible common book value per share	$ 5.23	$ 5.19	$ 5.26	$ 5.16	$ 5.10
Common book value per share	$ 6.17	$ 6.14	$ 6.05	$ 5.96	$ 5.90
Adjusted allowance for loan losses					
Allowance for loan losses	$ 9,458	$ 9,178	$ 9,076	$ 8,831	$ 8,652
Plus: acquisition accounting FMV adjustments to acquired loans	38,982	40,987	34,663	37,783	41,389
Adjusted allowance for loan losses	$ 48,440	$ 50,165	$ 43,739	$ 46,614	$ 50,041
Divided by: total loans (excluding LHFS)	$ 1,552,155	$ 1,473,661	$ 1,302,826	$ 1,295,808	$ 1,316,342
Adjusted allowance for loan losses to total loans	3.12%	3.40%	3.36%	3.60%	3.80%
Allowance for loan losses to total loans	0.61%	0.62%	0.70%	0.68%	0.66%
Adjusted net charge-offs (recoveries) (annualized)					
Net charge-offs (recoveries)	$ (764)	$ (460)	$ (549)	$ 805	$ 1,776
Less: net charge-offs (recoveries) of PCI loans (ASC 310-30)	-	-	(149)	-	(960)
Adjusted net charge-offs (recoveries)	$ (764)	$ (460)	$ (698)	$ 805	$ 816
Divided by: average loans	$ 1,515,671	$ 1,397,158	$ 1,305,157	$ 1,310,381	$ 1,319,026
Multiplied by: annualization factor	3.97	4.01	4.06	3.97	3.97
Adjusted net charge-offs (recoveries) (annualized) to average loans	-0.20%	-0.13%	-0.22%	0.24%	0.25%
Net charge-offs (recoveries) (annualized) to average loans	-0.20%	-0.13%	-0.17%	0.24%	0.53%

Note

As contemplated during the 2010 public offering, the Company awarded certain performance-based restricted shares to officers and directors following the holding company reorganization. These shares vest one-third each when the Company's stock price per share reaches the following performance thresholds for 30 consecutive trading days: (i) 125% of offer price ($8.13); (ii) 140% of offer price ($9.10); and (iii) 160% of offer price ($10.40). These anti-dilutive restricted shares are issued (and thereby have voting rights), but are not included in earnings per share or tangible book value per share calculations until they vest (and thereby have economic rights). There were 554,400 shares outstanding at each of September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013.

(Unaudited; $ in thousands)

Peer Group

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- The peer institutions listed below have been selected based on the following criteria:
  - Publicly traded depository
  - Generally headquartered in the Carolinas, Virginia or Georgia
  - Total assets between $1 billion and $10 billion
  - Material presence in Park Sterling's current operating markets (generally, based on branch presence)

	Insitution	Ticker	Exchange	State	City	Total Assets 2014Q2 ($ in thousands)	Market Capitalization ($ in millions)	Dividend Yield (% annualized)	Price / Tangible Book Value (%)	Price / LTM EPS (%)
1	American National Bankshares Inc.	AMNB	NASDAQ	VA	Danville	$ 1,300,648	$ 179.6	4.02	136.2	13.9
2	Ameris Bancorp	ABCB	NASDAQ	GA	Moultrie	3,549,918	641.2	0.84	224.3	21.6
3	BNC Bancorp	BNCN	NASDAQ	NC	High Point	3,683,230	477.2	1.24	177.4	19.0
4	Capital Bank Financial Corp.	CBF	NASDAQ	FL	Coral Gables	6,628,686	1,194.7	-	132.3	25.5
5	Carter Bank & Trust	CARE	OTCQB	VA	Martinsville	4,653,337	309.8	3.39	96.9	10.7
6	Community Bankers Trust Corporation	ESXB	NASDAQ	VA	Richmond	1,114,819	94.6	-	98.1	16.7
7	CommunityOne Bancorp	COB	NASDAQ	NC	Charlotte	2,013,513	195.4	-	237.8	18.7
8	Eastern Virginia Bankshares, Inc.	EVBS	NASDAQ	VA	Tappahannock	1,058,002	71.9	-	90.7	NM
9	First Bancorp	FBNC	NASDAQ	NC	Southern Pines	3,268,127	335.4	1.88	138.6	14.7
10	First Citizens Bancorporation, Inc.	*(FCNCA merger closed)*		SC	Columbia	8,443,683				
11	First Community Bancshares, Inc.	FCBC	NASDAQ	VA	Bluefield	2,575,401	276.8	3.46	126.3	12.9
12	Hampton Roads Bankshares, Inc.	HMPR	NASDAQ	VA	Virginia Beach	1,975,446	282.7	-	146.4	33.2
13	HomeTrust Bancshares, Inc.	HTBI	NASDAQ	NC	Asheville	2,074,454	310.4	-	85.9	28.0
14	NewBridge Bancorp	NBBC	NASDAQ	NC	Greensboro	2,429,093	299.4	-	148.7	25.2
15	Palmetto Bancshares, Inc.	PLMT	NASDAQ	SC	Greenville	1,092,095	189.9	1.35	144.6	24.3
16	**Park Sterling Corporation**	**PSTB**	**NASDAQ**	**NC**	**Charlotte**	**2,250,893**	**313.9**	**1.14**	**137.4**	**20.0**
17	Peoples Bancorp of North Carolina, Inc.	PEBK	NASDAQ	NC	Newton	1,048,129	94.8	0.95	98.5	10.9
18	Southern BancShares (N.C.), Inc.	SBNC	OTCQB	NC	Mount Olive	2,196,208	137.1	0.10	77.0	11.8
19	South State Corporation	SSB	NASDAQ	SC	Columbia	8,000,808	1,397.8	1.45	233.8	21.1
20	TowneBank	TOWN	NASDAQ	VA	Portsmouth	4,909,837	495.2	3.10	124.3	11.3
21	Union First Market Bankshares Corporation	UBSH	NASDAQ	VA	Richmond	7,307,830	973.1	2.81	150.5	18.8
22	United Community Banks, Inc.	UCBI	NASDAQ	GA	Blairsville	7,366,094	991.7	1.22	135.4	16.0
23	VantageSouth Bancshares, Inc.	*(YDKN merger closed)*		NC	Raleigh	2,137,905				
24	Yadkin Financial Corporation	YDKN	NYSE	NC	Raleigh	1,822,253	597.5	-	166.1	17.3
										-
	MEDIAN					**$ 2,339,993**	**$ 310.1**	**1.05**	**136.8**	**18.7**

Source: SNL Financial; market data as of October 27, 2014